EXHIBIT 32.2


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the Annual Report of The Dress Barn Inc. ("the Company") on Form 10-K for the fiscal year ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Armand Correia, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     The foregoing certification is provided solely for purposes of complying with the provisions of Section 906 of the Sarbanes-Oxley Act of 2002 and is not intended to be used for any other purpose.




/S/ ARMAND CORREIA
Armand Correia
Senior Vice President and Chief Financial Officer
October 13 , 2004